UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio 45764
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:      (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading symbol	Name of exchange on which registered
Common Stock – No Par Value	RCKY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures in Item 2.03 below relate to the execution of the amendments to the Financing Agreements (as defined below) are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on March 15, 2021, Rocky Brands, Inc. and its material subsidiaries (the “Company”) entered into (i) an ABL Loan and Security Agreement (as amended from time to time, the “ABL Loan Agreement”) with Bank of America, N.A. as Agent, Sole Lead Arranger and Sole Bookrunner and the other lenders from time to time party thereto, and (ii) a Loan and Security Agreement (as amended from time to time, the “Term Loan Agreement”) with TCW Asset Management Company LLC (as Agent for certain term loan lenders, “TCW”). The ABL Loan Agreement and the Term Loan Agreement, each as amended, are referred to as the “Financing Agreements.” All capitalized terms not otherwise defined herein are defined in the respective Financing Agreements.

On November 2, 2022, the Company entered into a Third Amendment to the ABL Loan Agreement (“ABL Amendment”) to provide certain EBITDA adjustments with respect to its financial covenants.

In addition, on November 2, 2022, the Company and TCW entered into a Third Amendment to the Term Loan Agreement (“Term Loan Amendment”), among other things, to provide certain EBITDA adjustments with respect to its financial covenants, adjust the performance pricing grid and increase the Maximum Total Leverage Ratio by (i) 0.50 for the fiscal quarters ending September 30, 2022 and December 31, 2022, and (ii) 0.25 for the fiscal quarters ending March 31, 2023 and June 30, 2023.

The foregoing descriptions of the ABL Amendment and the Term Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the ABL Amendment and the Term Loan Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1*	Third Amendment to ABL Loan and Security Agreement, dated November 2, 2022, between the Company, Bank of America, N.A. and the other lenders party thereto.
Exhibit 10.2*	Third Amendment to Term Loan and Security Agreement, dated November 2, 2022, between the Company, TCW Asset Management Company LLC and the other lenders party thereto.
Exhibit 104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2022

Rocky Brands, Inc.

/s/ Thomas D. Robertson
Thomas D. Robertson
Chief Operating Officer, Chief Financial Officer and Treasurer